SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 26, 2013

                               PROMAP CORPORATION
                       -----------------------------------
                 (Name of Small Business Issuer in its charter)

         Colorado                                            20-8096131
 ---------------------------   --------------------    ---------------------
  (State of incorporation)    (Commission File No.)     (IRS Employer
                                                         Identification No.)

                         7750 N. Union Blvd., Suite 201
                           Colorado Springs, CO 80920
                -----------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (719) 590-1414


          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

     A special meeting of the Company's shareholders was held on September 26, 2013.

     At the meeting, the shareholders approved a name change of the Corporation from Promap Corporation to Advanced Cannabis Solutions, Inc.

     The following is a tabulation of votes cast with respect to the name change:

                             Votes
                  -----------------------------             Broker
                  For        Against    Abstain             Non-Votes
                  ---        -------    -------             ---------

              7,700,000        --          --                   --

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 1, 2013                  PROMAP CORPORATION


                                     By:/s/ Robert Frichtel
                                        ---------------------------------------
                                        Robert Frichtel, Chief Executive Officer